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Exhibit 10.8

INDEPENDENCE BANCSHARES, INC.

2,500,000 Shares of Common Stock
($0.01 par value)

SELLING AGENCY AGREEMENT

                        , 2005

FIG Partners, L.L.C.
1545 Peachtree Street
Suite 650
Atlanta, Georgia 30309

Gentlemen:

        Independence Bancshares, Inc., a South Carolina corporation (the "Company") and proposed holding company for Independence National Bank, a national banking association (the "Bank"), proposes to employ FIG Partners, L.L.C. ("you" or the "Selling Agent"), as agent of the Company, to assist as requested by the Company in the sale on a best-efforts basis of up to 2,500,000 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), in a public offering (the "Offering").

        You have advised the Company (a) that you are authorized to enter into this Agreement and (b) that you are willing to sell the Shares on a best-efforts basis as agent for the Company.

        In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Company and the Selling Agent hereby agree as follows:

        1.    Representations, Warranties, and Covenants of the Company.    The Company represents, warrants, and covenants as follows:

          (a)   The Company has prepared and filed with the Securities and Exchange Commission (the "SEC") in accordance with the provisions of the Securities Act of 1933 and the rules and regulations of the SEC thereunder (collectively, the "Securities Act"), a registration statement on Form SB-2 (File No. 333-            ) for the registration of the Shares under the Securities Act. Such registration statement as amended at the time that it becomes effective is referred to collectively in this Agreement as the "Registration Statement," and the prospectus in the form filed with the SEC as part of the Registration Statement or pursuant to its Rule 424(b), if any, after the Registration Statement has been declared effective is referred to collectively as the "Prospectus." If the Company files an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Securities Act (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

          (b)   The Registration Statement in the form in which it becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus filed as part of the Registration Statement and in the form first filed with the SEC under its Rule 424(b), if any, and when any supplement thereto is filed with the SEC, will comply in all material respects with the provisions of the Securities Act and will not contain at any such times an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not apply to statements in or omissions from information relating to the Selling Agent in the section of the Prospectus entitled "Plan of Distribution" that were made in reliance upon and conformity with information furnished to the Company in writing by the Selling Agent expressly for use therein.

          (c)   No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the SEC or the securities authority of any state or other jurisdiction. No order preventing or suspending the use of any Prospectus, including any preliminary prospectus, has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the SEC or the securities authority of any state or other jurisdiction.

          (d)   The Company has the capitalization set forth in the Prospectus under the caption "Capitalization." All of the outstanding shares of Common Stock conform to the description of the Common Stock under the caption "Description of Capital Stock" in the Prospectus and are duly authorized and validly issued, fully paid and nonassessable and free of preemptive or similar rights. The Shares to be issued and sold by the Company have been duly authorized, and upon delivery to the purchasers thereof against payment therefor in accordance with the terms of the Offering as set forth in the Prospectus and the terms hereof, will have been validly issued and fully paid and will be nonassessable and free of preemptive or similar rights; and the Common Stock conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto). None of the Company's issued and outstanding shares of Common Stock were issued in violation of the Securities Act. Except as disclosed in the Prospectus, there are no outstanding warrants, options or similar rights of any kind to acquire shares of the capital stock of the Company.

          (e)   The Company has been duly incorporated, is validly existing as a corporation under the laws of the State of South Carolina and has full power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Bank is a national banking association in organization under the laws of the United States of America and, upon the issuance of a charter by the Office of the Comptroller of the Currency (the "OCC"), will have full power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority to enter into this Agreement and to perform its obligations hereunder. Neither the Company nor the Bank is required to be qualified to transact business as a foreign corporation under the laws of any other jurisdiction.

          (f)    Upon the issuance of a charter by the OCC and the payment for the capital stock of the Bank, all of the issued shares of the Bank will be duly authorized and validly issued, fully paid, and, except as may be applicable under the National Bank Act, nonassessable and will be owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. The Company has made application:

              (i)  to the Board of Governors of the Federal Reserve System for approval to become a bank holding company and to acquire all of the shares of the Bank;

             (ii)  to the OCC, for approval to charter a national bank; and

            (iii)  to the Federal Deposit Insurance Corporation for approval for Federal Deposit Insurance for Bank deposits (each a "Regulatory Approval" and collectively, the "Regulatory Approvals").

          The Company and the Bank have obtained or have filed for all other material licenses, consents and approvals, and have satisfied or have taken all action required at this time to satisfy all material eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case applicable to the conduct of the business in which they are engaged or are contemplated to be engaged as described in the Registration Statement. With respect to the Regulatory Approvals, as well as all other material licenses, consents and approvals, and any other similar requirements that the Company or the Bank does not have at this time, (i) all applications therefor are complete, accurate, and have been filed with the appropriate regulatory authorities, (ii) the Company has received preliminary notice from the OCC that such application for Regulatory Approval will be approved, and (iii) the Company knows of no reason why all final Regulatory Approvals will not be received prior to the time required. Other than the Bank, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, joint venture or other association.

          (g)   The Company and the Bank have good and marketable title to all property described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus (or any amendment or supplement thereto or in a document filed as an exhibit to the Registration Statement) or such as are not material and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and the Bank taken as a whole, and any property held under lease by the Company or the Bank is held by them under valid and enforceable leases with only such exceptions as in the aggregate are not material and do not interfere in any material respect with the conduct of the business of the Company and the Bank taken as a whole; provided that no representation or warranty is made hereby to the title of the lessor of any such property.

          (h)   There are no legal or governmental proceedings pending, or, to the knowledge of the Company, threatened, required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not described as required, and there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

          (i)    Neither the Company nor the Bank is in violation of its articles of incorporation or bylaws or articles of association, as the case may be. Neither the Company nor the Bank is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or the Bank is a party or by which its assets are bound, or in violation of any law, administrative regulation or ruling or court decree applicable to the Company or the Bank or any of their properties, which default or violation would, individually or in the aggregate, have a material adverse impact on (a) the financial position, business, or results of operations of the Company or the Bank, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement ("Material Adverse Effect"). Neither the issuance nor the sale of the Shares nor the execution and delivery of this Agreement nor the performance of the obligations of the Company set forth herein nor the consummation of the transactions herein contemplated requires any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required in connection with the Regulatory Approvals and under the Securities Act, the rules of the National Association of Securities Dealers, Inc. ("NASD"), or other securities laws or Blue Sky laws) or will conflict with the articles of incorporation or bylaws or articles of association, as the case may be, of the Company or the Bank, or constitute a breach or default under any agreement, indenture or other instrument to which the Company or the Bank is a party or by which either of them or any of their property is bound, or any law, administrative regulation or ruling or court decree applicable to the Company or the Bank or any of their properties, except for any such conflict, breach or default that would not have a Material Adverse Effect.

          (j)    Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Bank taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or the Bank, or any change or development that has or could reasonably be expected to have a Material Adverse Effect.

          (k)   Elliott Davis, LLC, which has audited certain of the financial statements filed with the SEC as part of the Registration Statement and the Prospectus, has consented in writing to the inclusion of its report in the Prospectus and is an independent registered public accounting firm as required by the Securities Act.

          (l)    The Company's financial statements, together with related schedules and notes, forming part of the Registration Statement and the Prospectus, conform to the requirements of the Securities Act and present fairly the financial position and the results of operations of the Company and the Bank at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Bank. The Company and the Bank have no material contingent obligations that are not disclosed in the Registration Statement and the Prospectus, as they may be amended or supplemented.

          (m)  No holders of securities of the Company have rights to the registration of such securities in the Offering.

          (n)   The Company and the Bank have filed all federal, state and foreign income tax returns that have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them to the extent that such taxes have become due, and are not being contested in good faith.

          (o)   No labor dispute with the employees of the Company or the Bank exists, or, to the knowledge of the Company, is imminent or threatened.

          (p)   Prior to the opening of the Bank, the Company and the Bank will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company and the Bank and their businesses, assets, employees, officers and directors will be in full force and effect; the Company and the Bank will be in compliance with the terms of such policies and instruments in all material respects; and there will be no claims by the Company or the Bank under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company and the Bank have not been refused any insurance coverage sought or applied for; and the Company and the Bank have no reason to believe that they will not be able to renew the insurance coverage which will be in place when the Bank opens as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their businesses at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of them, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto).

          (q)   Prior to the opening of the Bank, the Company and the Bank will maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r)   The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (s)   No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, that is required to be described in the Prospectus that is not so fully and accurately described.

          (t)    To the knowledge of the Company, except as previously disclosed to the Selling Agent, there are no affiliations or associations (as such terms are defined by the NASD) between any member of the NASD and any of the Company's executive officers or directors.

          (u)   The Company is not and, after giving effect to the offer and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940.

          (v)   Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

          (w)  The Company does not have any employee benefit plans subject to the Employee Retirement Income Security Act of 1974.

          (x)   The Company has not distributed any offering materials or made any representation in connection with the Offering, written or oral, other than as contained in, or in the case of oral communications, consistent with, the Prospectus or the Registration Statement and other than advertisements permitted under Rule 134 under the Securities Act.

          (y)   There is no person or entity, other than the Selling Agent or any dealer selected by the Selling Agent (which dealers shall be compensated by the Selling Agent), that is entitled to a finder's fee or any type of brokerage commission in connection with the transactions contemplated by this Agreement as a result of any agreement or understanding with the Company.

          (z)   Prior to the date that the Company is required to commence filing reports pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the SEC thereunder, the Company will establish and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures (i) will be designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) will be evaluated for effectiveness as of the end of the period covered by the Company's most recent annual or quarterly report filed with the SEC; and (iii) will be effective to perform the functions for which they are established; the Company's auditors and the Audit Committee of the Board of Directors will be advised of: (A) any significant deficiencies in the design or operation of the Company's internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize, and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal control over financial reporting.

          (aa)    This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

        2.    Appointment of Selling Agent; Sale of the Shares.

          (a)   The Company hereby appoints the Selling Agent as its nonexclusive agent for the purpose of selling, in accordance with the terms and conditions hereof, the Shares in states selected by the Company which require the sale to be made through a registered broker/dealer and on an as-requested basis with respect to other sales in the Offering. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions hereof, the Selling Agent hereby accepts such agency and agrees to sell the Shares on these terms and conditions. Until the conditions for breaking escrow described in the Prospectus are met, all subscription funds, other than from the Company's organizers, shall be directed to the Company's escrow agent, The Bankers Bank (the "Escrow Agent"), and the Selling Agent will be obligated to transmit any subscription funds it receives to the Escrow Agent by noon of the next business day after receipt. After the such conditions for breaking escrow have been met, the Selling Agent will be obligated to transmit any subscription funds it receives to the Company by noon of the next business day after receipt. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or day when the New York Stock Exchange is not open for normal trading. If any action is required to occur on a day that is not a business day, it shall be required to occur on the next day which is a business day. The obligations of the Selling Agent shall terminate upon the sooner of: (i) if any Shares are sold in the Offering and the Company terminates such Offering thereafter; (ii) upon the termination or abandonment of the Offering by the Company; or (iii) upon the final expiration date of the Offering, December 31, 2005. In addition, the Selling Agent may terminate this Agreement at any time in its sole discretion if the Company fails to satisfy the following conditions: (i) the Company shall give the Selling Agent access to its books, records and management as the Selling Agent deems necessary or appropriate to the Selling Agent's satisfaction; or (ii) from and after December 31, 2004 through the last closing date of the Offering, the Company shall furnish to the Selling Agent unaudited quarterly financial statements as well as the other reports required herein, which financial statements and reports shall be satisfactory to the Selling Agent.

          (b)   The Registration Statement covers the issuance of up to 2,500,000 shares in the Offering. However, the Company retains the right in its sole discretion to determine the number of shares to issue and sell in the Offering. The Selling Agent acknowledges that the Offering will be made primarily by the Company's executive officers and directors. The Selling Agent agrees to serve as the qualifying broker/dealer to sell the Shares in states selected by the Company which require that the sale be made through a registered broker/dealer. The Company currently contemplates that these states will include North Carolina, Virginia, Oklahoma, Florida, and Texas. In addition, the Company may request in writing that the Selling Agent assist in selling Shares in additional states in which the Company has registered to close out the Offering. Shares shall be offered and sold in the Offering only to persons approved by the Company and only in states selected by the Company. All sales in the Offering will be made at the price per share set forth on the cover page of the final Prospectus for the Offering (the "Offering Price"). In consideration for the Selling

  Agent's efforts under this Agreement, and subject to the release to the Company of subscription proceeds for the Shares by the Escrow Agent, the Company agrees to pay the Selling Agent a fee equal to the greater of $100,000 or 5.5% of the Offering Price of all Shares sold through the Selling Agent in the Offering (the "Selling Agent Fee"), payable upon the Closing Date (as defined in Section 3). The Selling Agent will not receive any fee or other payment with respect to Shares sold by the Company's executive officers or directors or by any other sales agents which may participate in the Offering.

        3.    Payment and Delivery.    Unless otherwise agreed by the Company and the Selling Agent, once the Company achieves the conditions to the Offering set forth in the Prospectus, the initial closing ("Closing") of the sale of the Shares will occur at the offices of the Company or at such other place as shall be mutually agreed upon by the Company and the Selling Agent at a time mutually agreed upon by the Company and the Selling Agent ("Closing Date"). At the Closing, all funds held by the Escrow Agent in payment for the Shares shall be disbursed to the Company, and the Company shall pay to the Selling Agent its commissions and out-of-pocket expenses incurred through such date in accordance with Section 6 and not previously reimbursed to the Selling Agent. In addition, the Company will deliver to the Selling Agent or mail to the purchasers of such Shares on the Selling Agent's instructions all certificates evidencing all such Shares. Certificates for such Shares shall be in such denominations and registered in such name or names as requested by the subscribers therefor. The Company will permit the Selling Agent, upon its written request, on or before the first business day prior to the Closing Date, to examine and package such certificates for delivery. However, the Selling Agent shall have no obligation to inspect, confirm or verify the delivery of share certificates at the Closing. Any such certificates will be delivered by the Company to its transfer agent. If Shares are sold and paid for after the Closing Date, then on a weekly basis or from time to time as agreed by you and the Company, the Company shall pay the Selling Agent Fee due, if any, with respect to such Shares by wire transfer or certified check drawn to the order of the Selling Agent in immediately available funds. The Company shall cause the issuance and delivery of definitive stock certificates for any Shares sold and paid for after the Closing Date in accordance with the instructions of the subscriber therefor. On the Closing Date, the Company shall deliver to the Selling Agent: (i) the certificates required hereby and other documents deemed reasonably necessary by the Selling Agent and (ii) payment of the Selling Agent Fee due to the Selling Agent by wire transfer or certified check drawn to the order of the Selling Agent in immediately available funds. The Selling Agent shall pay any portion of the Selling Agent Fee due to each selected dealer by wire transfer or certified or bank cashier's check drawn to the order of such selected dealer in immediately available funds.

        4.    Sales by the Selling Agent.    The Selling Agent represents, covenants, and agrees with the Company as follows:

          (a)   It is understood that, after the Registration Statement becomes effective and at the request of the Company, the Selling Agent proposes to sell the Shares to the public as agent for the Company upon the terms and conditions set forth in the Prospectus in states selected by the Company which require that the sale be made through a registered broker/dealer and otherwise as requested in writing by the Company.

          (b)   The Sales Agent will maintain an accurate record of all orders to purchase Shares and funds received, including the name, address and social security or taxpayer identification number of each prospective purchaser and the manner in which the stock certificate is to be issued.

          (c)   The Sales Agent is registered with the SEC as a broker-dealer and is a member in good standing with the NASD, and the Sales Agent and all its agents and representatives have or will have all required licenses and registrations to perform its obligations under this Agreement; and such registrations, membership and licenses will remain in effect during the term of this Agreement. The Selling Agent acknowledges that the Company currently contemplates that using the Selling Agent to sell Shares in North Carolina, Virginia, Oklahoma, Florida, and Texas. The Selling Agent confirms that it is licensed to sell securities in each of these states.

          (d)   The Sales Agent agrees that, in performing its obligations under this Agreement, the Sales Agent will comply with all applicable statutes and the rules and regulations of the NASD and any other federal or state governmental agency which are applicable to it, including Rule 15c2-4 and interpretations thereunder, including Notice to Members 84-7. With the Company's prior written consent, the Selling Agent may engage one or more other broker/dealers to participate in the Offering as selected dealers. Only broker/dealers who are either (i) members in good standing of the NASD that are registered with the NASD and maintain net capital pursuant to Rule 15c3-1 promulgated under the Exchange Act of not less than $25,000 or (ii) dealers with their principal places of business located outside the United States, its territories and its possessions and not registered as brokers or dealers under the Exchange Act, who have agreed not to make any sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein, shall be designated selected dealers by the Selling Agent. The Selling Agent shall require all selected dealers to comply with Rule 15c2-4 and such interpretations.

          (e)   This Agreement has been duly and validly authorized, executed and delivered by the Sales Agent and is its valid and binding agreement and obligation.

        5.    Covenants of the Company.    The Company covenants and agrees with the Selling Agent as follows:

          (a)   The Company will notify you promptly and, if requested by you, will confirm such advice in writing: (i) when the Registration Statement and any amendment thereto shall have become effective or any supplement to the Prospectus shall have been filed; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplation of any proceeding for such purposes; and (iv) within the period of time referred to in Section 5(d) below, of the happening of any event that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any addition to or change in the Registration Statement or the Prospectus (as then amended or supplemented) to state a material fact required to be stated therein or necessary to make the statements therein not misleading or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other law. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

          (b)   The Company will furnish you, without charge, as many copies of the Registration Statement as originally filed with the SEC and of each amendment thereto, including financial statements and all exhibits thereto as you may reasonably request.

          (c)   The Company will permit the Selling Agent to review any proposed amendment or supplement to the Prospectus, and if the Company files any amendment to the Registration Statement or makes any amendment or supplement to the Prospectus of which you shall not have been advised previously or to which you shall reasonably object in writing promptly after being so advised, then the Selling Agent may terminate this Agreement.

          (d)   On the effective date of the Registration Statement and thereafter from time to time, for such period as in the opinion of counsel for the Selling Agent a prospectus is required by law to be delivered in connection with sales by a Selling Agent or a dealer, the Company will deliver to you and each dealer through whom Shares may be sold without charge (except as provided below)

  as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of such Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Selling Agent and by selected dealers through whom Shares may be sold as authorized pursuant to this Agreement, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company, or in the opinion of counsel for the Selling Agent, requires that a material fact be stated in the Prospectus (as then amended or supplemented) in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Securities Act or any other law, the Company at its own expense (except as provided below) will forthwith prepare and file with the SEC an appropriate amendment or supplement thereto, and will furnish to the Selling Agent and each dealer through whom Shares may be sold without charge (except as provided below), a reasonable number of copies thereof.

          (e)   The Company will register or qualify the Shares for offer and sale by you and by selected dealers through whom Shares may be sold under the securities or Blue Sky laws of such jurisdictions as the Company may designate and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification. The selection of the states in which to offer and sell Shares is within the Company's sole discretion.

          (f)    The Company will make generally available to its security holders an earnings statement, which need not be audited, covering a 12-month period commencing after the effective date of the Registration Statement and ending no later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and any applicable regulation.

          (g)   During the period of five years hereafter, the Company will furnish to you without charge: (i) as soon as available, a copy of each report of the Company mailed to shareholders or filed with the SEC if such report is not immediately available on the SEC's EDGAR website and (ii) from time to time such other proper information concerning the business and financial condition of the Company as you may reasonably request, subject to the requirements of Regulation FD.

          (h)   The Company will apply the net proceeds of the Offering in the manner set forth in the Prospectus, and any amendments or supplements thereto.

        6.    Costs and Expenses.    Whether or not the transactions contemplated hereunder are consummated, the Company will pay all costs and expenses incident to the performance by it of its obligations hereunder, including: (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, during the period specified in Section 5(d) above but not exceeding nine months after the date on which the Shares are first offered to the public; (ii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp tax in connection with the original issuance of the Shares; (iii) any filing fees and the fees and disbursements of counsel for the Company in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(e) above; (iv) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company; (v) during the period specified in Section 5(d) above but not exceeding nine months after the date on which the Shares are first offered to the public, delivery to the Selling Agent and selected dealers through whom Shares may be sold (including postage, air freight and the expenses of counting and packaging) of such copies of the Registration Statement, the Prospectus, each preliminary prospectus and amendments or supplements to the Registration Statement and the Prospectus as may be requested for use by the Selling Agent or by selected dealers through whom Shares may be sold in connection with the offering and sale of the Shares and during such period of time thereafter as the Prospectus is required, in the judgment of the Company or in the opinion of counsel for the Selling Agent, to be delivered in connection with the offer and sale of the Shares by you and by selected dealers; (vi) filing fees with the NASD in connection with the Offering; (vii) the Company's expenses in connection with all informational and/or investor due diligence meetings; and (viii) the performance by the Company of its other obligations under this Agreement.

        Whether or not the transactions contemplated hereunder are consummated, the Company will reimburse the Selling Agent for its costs and expenses in connection with the Offering, including fees of counsel to the Selling Agent, travel and out-of-pocket expenses, up to an amount not to exceed $10,000 without the prior written consent of the Company.

        7.    Conditions to the Obligations of the Selling Agent.    Your obligations hereunder are subject to the following conditions:

          (a)   That the Registration Statement shall have become effective not later than 5:00 p.m. March 31, 2005 or at such later date and time as shall be consented to by you.

          (b)   That subsequent to the effective date of the Registration Statement, there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Company or the Bank not contemplated by the Prospectus (or any amendment or supplement thereto) that, in your opinion, would materially adversely affect the market for the Shares.

          (c)   That (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated by the SEC at or prior to the Closing Date; (ii) there shall not have been any material change in the capital stock of the Company nor any material increase in long-term debt of the Company or the Bank from that set forth or contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or otherwise), business, properties, net worth or results of operations of the Company and the Bank, taken as a whole; (iv) neither the Company nor the Bank shall have any material liability or obligation, direct or contingent, other than those liabilities or obligations reflected in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or incurred or arising in the ordinary course of business; and (v) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and from the Closing Date through the date on which this Agreement is terminated, as if made on and as of such dates (provided that representations and warranties which are confined to a specific date shall speak only as of such date), and you shall have received a certificate, dated the Closing Date and signed by the principal executive officer and the principal financial officer of the Company, to the effect set forth in this Section 7(c) and Section 7(d) below.

          (d)   That the Company shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (e)   The Company shall have furnished you such further certificates and documents confirming the representations and warranties contained herein and related matters as you may reasonably have requested.

          (f)    That you shall have received on the Closing Date an opinion dated the Closing Date from Nelson Mullins Riley & Scarborough, L.L.P., counsel to the Company, in form reasonably satisfactory to you and your counsel, as to matters reasonable and customary in transactions like the Offering contemplated by this Agreement.

        8.    Conditions to the Obligations of the Company.    The obligations of the Company to pay any commissions to the Selling Agent under this Agreement are subject to the conditions that the Registration Statement shall have become effective; at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and be then in effect or proceedings therefor initiated or threatened; the Selling Agent shall have transmitted to the Company or the Escrow Agent payment for the Shares being sold by the Selling Agent; and the Company shall have approved at the Closing the sale to each such purchaser. The Company shall have the right in its sole discretion to determine not to sell Shares to any particular proposed investor for any reason, whether the investor had been located by the Selling Agent or any other person, and in any such event the Company shall not owe any sales commission or other payment to the Selling Agent (other than the minimum fee described in Section 2(b) to be paid upon the Closing) with respect to such proposed purchaser.

        9.    Indemnification and Contribution.

          (a)   The Company agrees to indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement based upon information relating to the Selling Agent in the section of the Prospectus entitled "Plan of Distribution" that was made in reliance upon and conformity with information furnished in writing to the Company by or on behalf of the Selling Agent expressly for use in connection therewith; provided that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Selling Agent (or any person controlling the Selling Agent) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Selling Agent to any person if a copy of the Prospectus shall not have been delivered or sent to such person with or prior to the written confirmation of the sale involved (or any supplement to the Prospectus at the time of such confirmation was not so delivered or sent) and the statement or omission giving rise to such loss, claim, damage, liability or expense was contained in the preliminary prospectus and corrected in the Prospectus (or any supplement thereto at the time such confirmation was delivered or sent).

          (b)   If any action or claim shall be brought against the Selling Agent or any person controlling the Selling Agent, in respect of which indemnity may be sought against the Company in accordance with Section 9(a) above, the Selling Agent shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and payment of all reasonable fees and expenses. The Selling Agent or any such person controlling the Selling Agent shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the Selling Agent or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company has failed to assume the defense and employ counsel; or (iii) the named parties to any such action (including any impleaded party) include both the Selling Agent or controlling person and the Company and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Selling Agent or controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action on behalf of the Selling Agent or such controlling person, it being understood, however, that the Company shall not, in connection with any such action or separate but substantially related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Selling Agent and controlling persons, which firm shall be designated in writing by you). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Selling Agent and any such controlling person from and against any loss, liability, damage or expense by reason of such settlement or judgment.

          (c)   The Selling Agent agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to the Selling Agent, but only with respect to information in the section of the Prospectus entitled "Plan of Distribution" that was furnished by or on behalf of the Selling Agent expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action or claim shall be brought or asserted against the Company, its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto and in respect of which indemnity may be sought against the Selling Agent, the Selling Agent shall have the rights and duties given to the Company by Section 9(b) above (except that if the Company shall have assumed the defense thereof, the Selling Agent shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Selling Agent), and the Company, its directors, any such officer, any such controlling person shall have the rights and duties given to the Selling Agent by Section 9(b) above.

          (d)   If the indemnification of the Selling Agent or the Company provided for in this Section 9 is unavailable as a matter of law to the Selling Agent or the Company, as the case may be, in respect of any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, as the case may be, on the one hand and the Selling Agent on the other from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Selling Agent on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company, bear to the total selling commissions received by the Selling Agent as set forth in the table on the cover page of the Prospectus (as amended or supplemented). The relative fault of the Company on the one hand and of the Selling Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company on the one hand or by the Selling Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Selling Agent agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses actually and reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), the Selling Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it as agent for the Company exceeds the amount of any damages that the Selling Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

          (e)   In any proceeding relating to the Registration Statement, any preliminary prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

          (f)    The indemnity and contribution agreements contained in this Section 9 and the respective agreements, representations, warranties and other statements of the Company or its officers and the Selling Agent set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Selling Agent or the Company or any person controlling the Selling Agent, the Company or its directors, officers (or any person controlling the Company), (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor of the Selling Agent or the Company or its directors or officers referred to above (or of any person controlling the Selling Agent or the Company) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

        10.    Effective Date of Agreement.    This Agreement shall become effective when signed by the parties to it.

        11.    Termination of Agreement.

          (a)   This Agreement shall be subject to termination pursuant to Section 2(a) hereof, or otherwise in your sole discretion, without liability on your part, by notice given to the Company, if prior to the Closing Date: (i) trading in securities generally on the New York Stock Exchange or Nasdaq shall have been suspended or materially limited; (ii) a general moratorium on commercial banking or thrift activities in South Carolina or the United States shall have been declared by either federal or state authorities; or (iii) there shall have occurred any major outbreak or escalation of hostilities or other international or domestic calamity or crisis or major change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your sole judgment, impracticable or inadvisable to proceed with the Offering. Notice of such cancellation shall be given to the Company by telephone but shall be subsequently confirmed by letter.

          (b)   If this Agreement is terminated pursuant to this Section 11, such termination shall be without liability of any party to any other party except as provided in Section 6 hereof relating to the payment of expenses and except that the provisions of Section 9 shall survive any termination of this Agreement.

        12.    Notices.    All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Selling Agent, to FIG Partners, L.L.C., 1545 Peachtree Street, Suite 650, Atlanta, Georgia 30309, Attention: Eric Lawless; if to the Company, to Independence Bancshares, Inc., P.O. Box 1776, Greenville, South Carolina 29601, Attention: Lawrence R. Miller.

        13.    Successors.    This Agreement has been and is made solely for the benefit of the Selling Agent, the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successor" shall not include any purchaser of the Shares merely because of such purchase.

        14.    Entire Agreement; Amendment.    This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

        15.    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        16.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of South Carolina without reference to the conflict of laws principles thereof.

[signature page follows ]

        If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement between the Company and the Selling Agent in accordance with its terms.

Very truly yours,
INDEPENDENCE BANCSHARES, INC.
By:
Name:
Title:
The foregoing Selling Agency Agreement is hereby confirmed and accepted as of the date first above written.
FIG PARTNERS, L.L.C.
By:
Name:
Title:

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  Exhibit 10.8